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                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               Form 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 7, 2001

                   NEW ENGLAND BUSINESS SERVICE, INC.
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          (Exact name of registrant as specified in its charter)

Delaware                          1-11427           04-2942374
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(State or other jurisdiction   (Commission            (IRS Employer
 of incorporation)              File Number)    Identification No.)

        500 Main Street, Groton, MA                     01471
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    (Address of principal executive offices)          (ZIP Code)

Registrant's telephone number, including area code:  (978) 448-6111
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Item 9.  Regulation FD Disclosure
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New England Business Service, Inc. (the "Company") announced that, to date, it has repurchased a total of 797,400 shares of its common stock pursuant to its current publicly-announced share repurchase program, including 715,000 shares to date during the current fiscal quarter. On October 20, 2000, the Company's Board of Directors authorized the repurchase of up to two million of the Company's shares through October 31, 2003. As of March 7, 2001, the total number of the Company's shares outstanding is approximately 12,496,000.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEW ENGLAND BUSINESS SERVICE, INC.
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                                                (Registrant)

March 7, 2001                               /s/DANIEL M. JUNIUS
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    Date                                    Daniel M. Junius
                                            Senior Vice President, Chief
                                            Financial Officer and Treasurer